                                                                     EXHIBIT 4.1

                           REUNION INDUSTRIES, INC.

INCORPORATED UNDER THE LAWS
  OF THE STATE OF DELAWARE                            CUSIP
                                                            --------------------

                         COMMON STOCK, PAR VALUE $.01

THIS CERTIFIES THAT


IS THE OWNER OF


FULLY PAID AND NON ASSESSABLE SHARES OF THE COMMON STOCK, PAR VALUE $.01, OF

---------------------------Reunion Industries, Inc.-------------------------

(HEREINAFTER CALLED THE CORPORATION), TRANSFERABLE ON THE BOOKS OF THE CORPORATION BY THE HOLDER HEREOF IN PERSON OR BY DULY AUTHORIZED ATTORNEY, UPON SURRENDER OF THIS CERTIFICATE PROPERLY ENDORSED. THIS CERTIFICATE IS NOT VALID UNTIL COUNTERSIGNED BY THE TRANSFER AGENT.

          THE CORPORATION WILL FURNISH WITHOUT CHARGE TO EACH STOCKHOLDER WHO SO REQUESTS, A STATEMENT OF THE POWERS, DESIGNATIONS, PREFERENCES AND RELATIVE, PARTICIPATING, OPTIONAL OR OTHER SPECIAL RIGHTS OF EACH CLASS OF STOCK OR SERIES THEREOF AND THE QUALIFICATIONS, LIMITATIONS OR RESTRICTIONS OF SUCH PREFERENCES AND/OR RIGHTS.

          WITNESS THE FACSIMILE SEAL OF THE CORPORATION AND THE FACSIMILE SIGNATURES OF ITS DULY AUTHORIZED OFFICERS.

DATED

/s/ Richard L. Evans         [corporate seal of      /s/ Charles E. Bradley, Sr.
-----------------------       the corporation]       ---------------------------
Secretary                                            Chairman of the Board

                           REUNION INDUSTRIES, INC.

     THE CORPORATION'S CERTIFICATE OF INCORPORATION CONTAINS RESTRICTIONS PROHIBITING THE SALE, TRANSFER, DISPOSITION, PURCHASE OR ACQUISITION OF ANY CAPITAL STOCK OF THE CORPORATION WITHOUT THE AUTHORIZATION OF THE CORPORATION'S BOARD OF DIRECTORS OR DESIGNATED OFFICER BY OR TO ANY HOLDER (A) WHO BENEFICIALLY OWNS DIRECTLY OR THROUGH ATTRIBUTION (AS DETERMINED UNDER SECTION 382 OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED FROM TIME TO TIME (THE "IRC")) 5% OR MORE OF ANY CLASS OF THE THEN ISSUED AND OUTSTANDING SHARES OF CAPITAL STOCK OF THE CORPORATION OR (B) WHO, UPON THE SALE, TRANSFER, DISPOSITION, PURCHASE OR ACQUISITION OF ANY SHARES OF CAPITAL STOCK OF THE CORPORATION, WOULD BENEFICIALLY OWN DIRECTLY OR THROUGH ATTRIBUTION (AS DETERMINED UNDER SECTION 382 OF THE IRC) 5% OR MORE OF ANY CLASS OF THE THEN ISSUED AND OUTSTANDING SHARES OF CAPITAL STOCK OF THE CORPORATION. THE CORPORATION WILL FURNISH A COPY OF ITS CERTIFICATE OF INCORPORATION TO THE HOLDER OF RECORD OF THIS CERTIFICATE WITHOUT CHARGE UPON WRITTEN REQUEST TO THE CORPORATION AT ITS PRINCIPAL PLACE OF BUSINESS.

     The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

     TEN COM -- as tenants in common
     TEN ENT -- as tenants by the entireties
     JT TEN  -- as joint tenants with right of survivorship and not as tenants in common
     UNIF GIFT MIN ACT                Custodian
                      ----------------         -------------
                          (Cust)                 (Minor)
                        under Uniform Gifts to Minors Act

     Additional abbreviations may also be used though not in the above list

     FOR VALUE RECEIVED                 HEREBY SELF ASSIGN AND TRANSFER UNTO
     PLEASE INSERT SOCIAL SECURITY OR OTHER
           IDENTIFICATION NUMBER OF ASSIGNEE
     /                                      /

--------------------------------------------------------------------------------
 (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE, AS ASSIGNEE)

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

------------------------------------------------------------------------ SHARES
OF THE CAPITAL STOCK REPRESENTED BY THE WITHIN CERTIFICATE AND DO HEREBY IRREVOCABLY CONSTITUTE AND APPOINT

---------------------------------------------------------------------- ATTORNEY
TO TRANSFER THE SAID STOCK ON THE BOOKS OF THE WITHIN NAMED CORPORATION WITH FULL POWER OF SUBSTITUTION IN THE PREMISES.

DATED
     ---------------------------

                                              -------------------------------
                                      NOTICE: THE SIGNATURE TO THE ASSIGNMENT
                                              MUST CORRESPOND WITH THE NAME AS
                                              WRITTEN UPON THE FACE OF THE
                                              CERTIFICATE IN EVERY PARTICULAR,
                                              WITHOUT ALTERATION OR ENLARGEMENT
                                              OR ANY CHANGE WHATEVER.